UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

CITIUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

CITIUS PHARMACEUTICALS, INC.

2023 Annual Meeting
Vote by February 6, 2023
11:59 PM ET

CITIUS PHARMACEUTICALS, INC.
11 COMMERCE DRIVE, 1ST FLOOR
CRANFORD, NJ 07016

D93738-P82942

You invested in CITIUS PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on February 7, 2023.**

Get informed before you vote

View the Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 24, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

February 7, 2023
8:00 AM EST

Company's Headquarters
11 Commerce Drive, First Floor
Cranford, New Jersey 07016

*Please check the meeting materials for directions and any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect seven directors to serve until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified. **Nominees:** 01) Myron Holubiak 02) Leonard Mazur 03) Suren Dutia 04) Carol Webb 05) Howard Safir 06) Dr. Eugene Holuka 07) Dennis M. McGrath	For
2. To approve the Citius Pharmaceuticals, Inc. 2023 Omnibus Stock Incentive Plan.	For
3. To ratify the selection of Wolf & Company, P.C., an independent registered public accounting firm, as the auditor of the Company for the fiscal year ending September 30, 2023.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

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D93739-P82942